   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1996


                                                      REGISTRATION NO. 333-14001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-1


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                              LARSCOM INCORPORATED
             (Exact name of registrant as specified in its charter)

           DELAWARE                          3661                  94-2362692
 (State or other jurisdiction    (Primary standard industrial   (I.R.S. Employer
     of incorporation or         classification code number)     Identification
        organization)                                                 No.)

                            4600 PATRICK HENRY DRIVE
                             SANTA CLARA, CA 95054
                                 (408) 988-6600
   (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

                           --------------------------

                                DEBORAH M. SOON
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              LARSCOM INCORPORATED
                            4600 PATRICK HENRY DRIVE
                             SANTA CLARA, CA 95054
                                 (408) 988-6600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

        W. LESLIE DUFFY, ESQ.                     JEFFREY D. SAPER, ESQ.
       CAHILL GORDON & REINDEL                    HOWARD S. ZEPRUN, ESQ.
            80 PINE STREET                   WILSON SONSINI GOODRICH & ROSATI
          NEW YORK, NY 10005                     PROFESSIONAL CORPORATION
            (212) 701-3000                          650 PAGE MILL ROAD
                                                 PALO ALTO, CA 94304-1050
                                                      (415) 493-9300

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /X/
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable in connection with the sale of the Class A Common Stock being registered. All amounts are estimates except the SEC registration fee and the NASD filing fee.

SEC Registration Fee............................................  $   34,152
NASD Filing Fee.................................................      11,770
Nasdaq NMS Fees.................................................      50,000
Printing Expenses...............................................     200,000
Legal Fees and Expenses.........................................     400,000
Accounting Fees and Expenses....................................     350,000
D&O Liability Insurance.........................................     250,000
Blue Sky Fees and Expenses......................................       7,500
Transfer Agent, Custodial and Registrar Fees....................       7,500
Miscellaneous...................................................     189,078
                                                                  ----------
  Total.........................................................  $1,500,000
                                                                  ----------
                                                                  ----------

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 145 of the DGCL authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). Article Ninth of the Registrant's Amended and Restated Articles of Incorporation (Exhibit 3.2 hereto) and Article VI of the Registrant's Amended By-laws (Exhibit 3.4 hereto) will provide for indemnification of its directors, officers, employees, and other agents to the maximum extent permitted by the DGCL. Reference is also made to Section 11 of the Underwriting Agreement contained in Exhibit 1.1 hereto, which provides for the indemnification of officers, directors, and controlling persons of the Registrant against certain liabilities.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES

    Not applicable.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) Exhibits


      1.1  Form of Underwriting Agreement
      3.1+ Certificate of Incorporation of the Registrant
      3.2+ Form of Amended and Restated Certificate of Incorporation of the
             Registrant
      3.3+ By-laws of the Registrant
      3.4+ Form of Amended By-laws of the Registrant
      5.1 Opinion of Cahill Gordon & Reindel (a partnership including a professional corporation)
     10.1+ Form of Larscom Incorporated Stock Option Plan For Non-Employee
             Directors
     10.2+ Form of Larscom Incorporated Stock Incentive Plan
     10.3+ Form of Larscom Incorporated Stock Purchase Plan
     10.4+ Lease Agreement between Larvan Properties and the Company
     10.5+ Partnership Agreement among Vanderson Construction, Donn H. Byrne,
             John D. Brady, Thomas J. Cunningham, Jr. and the Company
     10.6+ Form of Services Agreement between Axel Johnson and the Company
     10.7+ Form of Credit Agreement between Axel Johnson and the Company
     10.8+ Form of Tax Sharing Agreement between Axel Johnson and the Company
     10.9+ Note between Axel Johnson and the Company dated August 23, 1996
    10.10+ Form of Registration Rights Agreement between Axel Johnson and the
             Company
     11.1+ Statement re computation of per share earnings
     21.1+ Subsidiaries of the Registrant
     23.1  Consent of Price Waterhouse LLP
     23.2  Consent of Cahill Gordon & Reindel (included in Exhibit 5.1)
     24.1  Power of Attorney
     27.1+ Financial Data Schedule


------------------------


+   Previously filed.


    (b) Financial Statement Schedules

    Report of Independent Auditors on Financial Statement Schedule.

    Schedules not listed above have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

ITEM 17.  UNDERTAKINGS

    The undersigned registrant hereby undertakes:

        (1) That for purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (2) That for purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To provide to the Underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

        (4) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED AMENDMENT NO. 3 TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF PALO ALTO, STATE OF CALIFORNIA, ON THE 18TH DAY OF NOVEMBER, 1996.


                                          LARSCOM INCORPORATED

                                          By:        /s/ DEBORAH M. SOON

                                              ----------------------------------
                                                       Deborah M. Soon
                                                PRESIDENT AND CHIEF EXECUTIVE
                                                         OFFICER


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AMENDMENT NO. 3 TO THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:



             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
              *                   Officer, and Director
------------------------------    (Chief Executive           November 18, 1996
       Deborah M. Soon            Officer)

                                Vice President, Finance
              *                   and Chief Financial
------------------------------    Officer (Chief Financial   November 18, 1996
        Bruce D. Horn             Officer and Principal
                                  Accounting Officer)

              *
------------------------------  Director                     November 18, 1996
         Paul E. Graf

              *
------------------------------  Director                     November 18, 1996
       Donald G. Heitt

              *
------------------------------  Director                     November 18, 1996
      Kevin N. Kalkhoven

              *
------------------------------  Director                     November 18, 1996
       Harvey L. Poppel

              *
------------------------------  Director                     November 18, 1996
      Joseph F. Smorada

*Pursuant to Power of Attorney
 filed with the Commission as
Exhibit 24.1

     /s/ DEBORAH M. SOON
------------------------------  Attorney-in-Fact             November 18, 1996
       Deborah M. Soon

                                 EXHIBIT INDEX


      1.1+ Form of Underwriting Agreement

      3.1+ Certificate of Incorporation of the Registrant

      3.2+ Form of Amended and Restated Certificate of Incorporation of the Registrant

      3.3+ By-laws of the Registrant

      3.4+ Form of Amended By-laws of the Registrant

      5.1  Opinion of Cahill Gordon & Reindel (a partnership including a professional corporation)

     10.1+ Form of Larscom Incorporated Stock Option Plan For Non-Employee Directors

     10.2+ Form of Larscom Incorporated Stock Incentive Plan

     10.3+ Form of Larscom Incorporated Stock Purchase Plan

     10.4+ Lease Agreement between Larvan Properties and the Company

     10.5+ Partnership Agreement among Vanderson Construction, Donn H. Byrne, John D. Brady,
             Thomas J. Cunningham, Jr. and the Company

     10.6+ Form of Services Agreement between Axel Johnson and the Company

     10.7+ Form of Credit Agreement between Axel Johnson and the Company

     10.8+ Form of Tax Sharing Agreement between Axel Johnson and the Company

     10.9+ Note between Axel Johnson and the Company dated August 23, 1996

    10.10+ Form of Registration Rights Agreement between Axel Johnson and the Company

     11.1+ Statement re computation of per share earnings

     21.1+ Subsidiaries of the Registrant

     23.1  Consent of Price Waterhouse LLP

     23.2  Consent of Cahill Gordon & Reindel (included in Exhibit 5.1)

     24.1  Power of Attorney

     27.1+ Financial Data Schedule


------------------------


+   Previously filed.